Exhibit 99.3
Diodes Inc — 3Q 2009
QUESTION AND ANSWER
Operator
(Operator Instructions). Your first question comes from the line of John Vinh with Collins Stewart. Please go ahead.
John Vinh - Collins Stewart — Analyst
Good afternoon. Congratulations on the quarter. First question I had was, on the gross margin side, why aren’t we seeing maybe a little bit more gross margin up side there? If you look at your original guidance of top line 10 to 15% growth, your gross margin was 28 to 32%. You obviously up ticked that during the quarter to 13 to 17% revenue growth, maintained gross margins, then ultimately top line revenues came in at the high end, actually slightly above that and you’re kind of slightly above the midpoint. I would expect that you would have had slightly higher gross margins maybe coming in closer to the higher end, maybe slightly above that just given your original gross margin guidance. That wondering if you could comment on that, please.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, our original guidance, if you look at the midpoint, is 30%. And we now actually get 30.8%. Due to a couple of the reasons. One is our back end is loading up quite a bit, and almost full now, and actually we reached the full capacity utilization in September month. So it went up from not fully loaded in July to September a little bit faster than what we expected. And number two is, due to our fab. Okay, our fab recover — you know fab is not easy to recover as fast as the back end. We hired the people, and training took a little bit longer, and the ramp-up is slower. So our fab, especially Fabtech and Zetex, they are not ramping up — actually, they ramp up a little better than what I expected. So our GPM percent is better — 18 basis points better than we expected. Some minor one, we original played in — ASP DEGRADATION, and it’s a little better than what we expected, because due to the capacity shortage. So all those give us 30.8%. Look at our guidance for fourth quarter. We actually guide furnishings look at midpoint that will be about 32%, which is, again, we believe from the wafer fab loading, going to helping us.
John Vinh - Collins Stewart — Analyst
Okay. I appreciate that. And then on peak margins, obviously peak margins historically have been in the mid 30% range, given that your front end utilization rates are seeing some meaningful improvements over the next couple quarters. How soon could we be back to kind of those peak gross margin run rates at this point?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, we don’t really give the guidance further than fourth quarter, and we already said 32%. I believe with the fab continue recovery, we’ll continue to improve, and continuing to improve, then loading, depend on next year’s business, we really don’t know. And if next year the business recovers quite well, especially our foundry business, our fab in Fabtech, still significant portion is relying on foundry business, we don’t like that. That we try to convert it, but still today, depend on our foundry partners and depend on how they recover. It’s very difficult for us to guess.
John Vinh - Collins Stewart — Analyst
I see. Okay. Then on the pull-ins— can you help us understand what the magnitude of these pull-ins are? Also, were there any sort of key end markets where you saw more of these pull-ins, or were they broad based? Hoping you could shed a little more color on that.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Our pull-in, every year, typically, the Chinese National Holiday is always October 1, so every year, you know, and this year the pull-in particularly significant than the past is because our customers’ inventory is quite low. They are due to the capacity constraint. Our customers’ inventory is particularly low, so they’re all asking to us give them more than for the first week of their production. But again, we are constrained by our output, so we help them as much as our back end can deliver, and so I would say probably a couple million somewhere there.
John Vinh - Collins Stewart — Analyst
Got it.
Keh-Shew Lu - Diodes Incorporated — President, CEO
More than our expectation.
John Vinh - Collins Stewart — Analyst
I see. Thank you very much.
Operator
Your next question comes from the line of Harsh Kumar of Morgan Keegan.
Harsh Kumar - Morgan Keegan — Analyst
Congratulations. Very good numbers. I also had a couple of questions on your margins. Dr. Lu, could you tell us about what your long-term goal, again, for gross margins is going out? And in this recent quarter, did you get any benefit from mix, per se?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. Our long-term — I can emphasize we really want to focus on GPM dollars instead of GPM%. We want to focus on gross profit instead of gross margin. And the reason is, our company’s vision is profitable growth. We emphasize growth, and what we want is profitable growth. I believe if I can get the top line growth 20%, our GPM dollars, our gross profit would grow 20%. And the growth GPM dollar 20% is much easier and the benefit to both our customers and us better than just — gross margin, or gross margin up and therefore I really do not really set a goal of continuing increase gross margin up and up and up. That’s not the company focus.
Harsh Kumar - Morgan Keegan — Analyst
Got it.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Company focus. So that, and actually the product mix — I think in the markets, our ASP actually decreased a little bit, but it’s due to the product mix. Okay. So our — it depends on which one growth, which one not. Our ASP is affected by product mix.
Harsh Kumar - Morgan Keegan — Analyst
Got it.
Keh-Shew Lu - Diodes Incorporated — President, CEO
4%, right?

Harsh Kumar - Morgan Keegan — Analyst
Okay. And that was very helpful, Dr. Lu. Let me ask a question on what you’re seeing. Looking into December, a lot of companies have guided flat. You’re guiding for growth. Of your four or five markets what are you most excited about for December? Is it computing or consumer or one of the other ones?
Keh-Shew Lu - Diodes Incorporated — President, CEO
I think computing is not in the mix, I feel — we feel very strong in the LCD, the LCD TV, LED TV, and those areas. So consumer area is still quite exciting for us.
Harsh Kumar - Morgan Keegan — Analyst
Okay. That’s also helpful. And then last question, it’s a little bit tough, because I’m trying to reach a little bit into March, Dr. Lu. Chinese New Year is in the second week of February. I guess question for Dr. Lu and Mark, do you feel like it’s going to impact the March seasonality to be a little bit worse than normal?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, you know, that’s really seasonality. We believe, for our business, at least for Diodes, we’re back to the normal seasonal cycles. First quarter of 2010, it will be back to normal seasonal.
Harsh Kumar - Morgan Keegan — Analyst
Congratulations. Very good numbers. Very good execution.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of Steven Smigie with Raymond James.
Steven Smigie - Raymond James — Analyst
I will add my congratulations on the numbers as well.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Thank you.
Steven Smigie - Raymond James — Analyst
I was hoping you could talk a little bit about where your inventory is in the channel in terms of weeks. I know you guys certainly don’t provide the exact numbers, but if you could give us some color it sounded like you put a little bit more into the channel, but you also said you were coming off record lows. So are your weeks of inventory in the channel half of what they normally are, or something like that? Just to get some sense of that.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, I think in the Mark’s speech he gives to the POS versus POP, you can see in Asia POP is more than POS inventory up about 4%, and the US is actually going down, and Europe is — anyway, but if you look at those numbers compared with our growth, third quarter we actually grow 17%. So those inventory compare with the revenue level I would say actually going down, okay? as a percent. -(Inaudible) value going upside that’s why we say because the inventory is very low level, historically low level, we’re up from the historical level. But very slightly up, and if you look at relative to our revenue, revenue growth 17%, so you need a little better inventory in the distributors to support the continuing growth. Then from that percentage point of view, it’s not high.
Rick White - Diodes Incorporated — CFO
Steven to give you a little perspective, the inventory in the channel is down just under 30% for the year. So it’s still down very significantly.
Steven Smigie - Raymond James — Analyst
Okay. Could you talk a little bit more about SG&A expense here, particularly sequentially it looks like it had add decent jump. Sounds like maybe it’s sort of some temporary staff coming back on line, but then you also guided to have OpEx same percentage-wise, and normally you guys talk about having OpEx grow less than revenue growth. So I was hoping you could talk a little bit about that.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. There’s a couple of key elements affected that. Number one, number one, during the 1Q and second quarter, we have a lot of temporary cost reduction efforts. For example, we have forced vacation, and we have salary reduction, and we stop all the bonus accrual, and all these ones. So we have, due to the business, we’re in the negative profit, we have a lot of actions we’ve taken, and start from third quarter, for example, our — we just don’t feel if the company turning to profit, you are going to continue asking employees to take the salary reductions. So we stop the salary reductions in third quarter, okay? And we start to accrue some employee bonus, okay. So those are the key. And we believe we need to continue that. And that’s why, go to the fourth quarter, it will be the same. Did I answer your question? Hello?
Mark King - Diodes Incorporated — SVP of Sales & Marketing
Hello.
Operator
Your next question comes from the line of Ramesh Misra with Brigantine Advisors.
Ramesh Misra - Brigantine Advisors — Analyst
Dr. Lu, I know going forward you probably don’t want to break out Zetex as part of your operations but with the industry coming back to a more normalized range, can you give us a sense of how Zetex did? Are we back to pre-acquisition revenue run rate? And do you see Zetex actually contributing to gross margin growth going forward?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. Number one, we really — very difficult now to separate Zetex from Diodes’ operation, because we consolidated together. Right now, our analog is already consolidated together, and probably a year ago, and then discrete we consolidated last quarter. So it’s very difficult now for us to look at Zetex and Diodes different, because a lot of time we take a Zetex product, package it in SKE and sell it, so very difficult to distinguish this Zetex product from a Diodes product. So very difficult. But I can tell you Zetex, even our Diodes business, we are not back to the highest point yet. We’re about 9%, below the highest, highest quarter. I think our highest quarter is third quarter last year, and we — third quarter this year we are about 9% below our highest quarter. So we almost recover but not fully recover yet. And Zetex is relatively slower than Diodes recovery. So you can, from here, you can guess, Zetex recovery is not as fast as Diodes recovery.

Ramesh Misra - Brigantine Advisors — Analyst
That helps, Dr. Lu. In regards to your fab, the silicon fab production right now, can you give us a rough sense of from a wafer standpoint how much is external and how much is internal currently?
Keh-Shew Lu - Diodes Incorporated — President, CEO
In the past, it’s 50/50. Now it’s internal, more than external, because our internal recovery faster than our external. Rick, do you have that number?
Rick White - Diodes Incorporated — CFO
I would say it’s about 65 to 70% internal now.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. And that’s in the fab test. Now Zetex fab is 100% internal.
Ramesh Misra - Brigantine Advisors — Analyst
Right.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Zetex fab is 100% internal. The reason Zetex is a little bit slower to recover is because we shut down — I don’t know if you remember or not — we actually shut down the four-inch line— last year, fourth quarter last year, and we shut down four-inch line. We transferred that to the six-inch. So we put the six-inch line, and that’s —gradually build up the capacity. Gradually build up utilization. So Zetex currently is about — Zetex in the third quarter is about 50% loaded, and the Fabtech is about 70% loaded in third quarter, and for the first quarter, Zetex probably increased to 75%, and —Fabtech probably increased to 85%.
Ramesh Misra - Brigantine Advisors — Analyst
Okay, great. And then, Mark, this is in regards to your automotive business. I think you said it was around 3% of sales. Now, especially based upon comments out of European automotive manufacture that business has kind of rebounded and trending upwards. So I wanted to get a sense where, do you see automotive becoming as a percentage of your revenue going forward, and is there a tangible lag in your Zetex automotive business versus the rest of the industry?
Mark King - Diodes Incorporated — SVP of Sales & Marketing
Actually, as I said, we did have good improvements in the quarter, although we don’t look at the outlook quite as positively. I think there’s still a little bit of uncertainty in the automotive market predominantly in Europe. And I don’t foresee that I can forecast the growth in our automotive numbers, because we have so many opportunities in our other end equipments to grow the Zetex line faster that I think the growth rate in the automotive section will be slower than some of the other segments. So it will be hard to keep up actually.
Ramesh Misra - Brigantine Advisors — Analyst
Okay. Is there any real difference in gross margins in auto versus others?
Mark King - Diodes Incorporated — SVP of Sales & Marketing
Not really. On the Zetex line, they’re pretty consistent. Depending on products on the Diodes side, there may be some, but I think automotive is pretty close.

Ramesh Misra - Brigantine Advisors — Analyst
Okay.
Mark King - Diodes Incorporated — SVP of Sales & Marketing
To the same.
Ramesh Misra - Brigantine Advisors — Analyst
Thanks very much, gentlemen.
Operator
Your next question comes from the line of Shawn Harrison with Longbow Research.
Shawn Harrison - Longbow Research — Analyst
Good evening and good morning. Just looking ahead in terms of the March quarter, more operating expenses, given that you’ve had bonuses and other items come back during the September quarter, will there be another step-up in operating expenses to begin 2010 that we should look for, or do you expect it, getting back to an early question, just to see it grow continually steady in line with sales throughout 2010?
Keh-Shew Lu - Diodes Incorporated — President, CEO
I don’t think so. Right now, we’re just trying to back to the normal life. 1Q, 2Q this year, for us it’s not a normal life. We’re trying to tightening our belt and then try to cost save the cash -and improve the performance. And I think next year we believe we will continue our growth and we should be back to normal. When you go back to the growth, you can easier to maintain your gross margin — GPM and SG&A as a percent, or operation expense, as a percent of revenue. If your revenue can continue to grow. So we will try to get — that’s why I said in my speech, I tell everybody now, we go back to our growth mode. Last year at this time we said that the business outlook is unclear, we’re going to the cash flow, positive cash flow mode, so we’re very careful in our cash expenditure and our capital expenditure, we are very careful, but start from this quarter actually for CapEx, for the next year, we start to go into go back to the profitable growth mode, and when we go back to the profitable growth mode, we will try to put in the capital, put in the capacity to support our growth, and then if revenue can grow, then your operation expense as a percent of revenue should be easy to control.
Shawn Harrison - Longbow Research — Analyst
Okay. So there shouldn’t be a one-time step-up for higher bonus or something like that, or stock-based compensation. We should just kind of expect back to normal.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, it will be our third quarter, fourth quarter especially, we’ll be go back to our fourth quarter run rate. If our revenue go down, we’ll reduce our bonus accrual, but if the revenue going up, the profit going up, we will increase, so we’ll go back to this normal performance.
Shawn Harrison - Longbow Research — Analyst
Okay. My second question has to do with ASPs. Maybe if you could just help clarify something. With ASPs down 4% but sales in Europe up strongly, I thought typically Europe is maybe — or can be beater margin business, maybe if could you compare and contrast ASPs are down, maybe a little bit less than you are expected, but Europe is up so strong I would expect that to help out ASPs a little bit.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, Mark, can you answer this one?
Mark King - Diodes Incorporated — SVP of Sales & Marketing
Yes. I think it all has to do with the — the ASPs all to have do with the mix. We didn’t — we were very firm on price throughout the third quarter in all regions, okay, and Europe being up 20 (something), remember, it only represents, what did I say, 9% of sales. So I don’t think that could have the impact. Actually, we were quite happy the way the prices progressed during the quarter. We were pretty firm. There may have been a little bit of ASP move in Europe. Maybe a little bit of ASP move in North America, but there was almost no ASP move in Asia. So really, I think it’s mix, and the growth may be just — we grew in areas that were a little lower in ASP.
Shawn Harrison - Longbow Research — Analyst
Okay. And then —
Keh-Shew Lu - Diodes Incorporated — President, CEO
That’s the reason our GPM can better than — our expected, is because our ASP really performed better than our expectation.
Shawn Harrison - Longbow Research — Analyst
And then kind of a final question, based upon those ASP trends, my guess is given that there’s a lot of capacity constraints in the industry that’s aiding ASPs right now, do you think your capacity constraints will be fixed exiting this fiscal year, and does that mean that you could see a little bit more price aggression just in the market in general in early 2010 as other manufacturers also fix their capacity constraints?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, very difficult for us to see, okay? and we — in semiconductor business, you always expect ASP DEGRADATION, you just need to be — you just need to improve the productivity, improve the utilization — everywhere to take care of that and so your gross profit will be continue to improve due to the revenue improve so that’s normal life. We are not really concerned; we are semiconductor business. ASP DEGRADATION is life, always that way, anyway.
Shawn Harrison - Longbow Research — Analyst
But just to confirm you believe your capacity constraint should be fixed here in the fourth quarter on the back end?
Keh-Shew Lu - Diodes Incorporated — President, CEO
On the back end, we are 100% fully utilized on the back end— fully utilized on the back end. But we start to authorize the CapEx, okay, so we start to put — ready for the, because we believe next year the revenue , I mean, the business will start to turn, growth will be coming, then we start to put in— we start to put in the capital equipment authorization now and get ready for next year growth.
Shawn Harrison - Longbow Research — Analyst
Okay.
Keh-Shew Lu - Diodes Incorporated — President, CEO
May not be first quarter, but after the first quarter.

Shawn Harrison - Longbow Research — Analyst
Okay. Thank you very much, and congratulations, everyone.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Thank you.
Operator
Your next question comes from the line of Stephen Chin with UBS.
Stephen Chin - UBS — Analyst
Good morning, Dr. Lu. Dr. Lu, first, a question for you in terms of China. I guess looking at the growth expectations that you’re pursuing out there, how does that change the nature of your business either from an OpEx position in terms of the headcount that you may need to hire to help pursue opportunities from a sales perspective, and a pricing perspective, products targeted for the Chinese domestic market does that also change the whole pricing dynamic of your overall business?
Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, you know our growth coming from Asia, and a lot of the end product may not necessary come to US and Europe. Our end product, our customer view, a lot of them really consumed in China, especially the cost, China cost. But for some reason, we know that the ASP typically China should be loaded. ASP, but due to the shortage, we don’t really particularly feel that it’s worse than our normal. That’s why our ASP — do not really decrease. And so I just don’t think it really affects but from operation point of view, yes we are going to be probably put more people, try to do the sales in Asia and, especially in China, we probably from sales point of view, we will continue enhance our China sales — enhance our China sales teams, or sales force.
Stephen Chin - UBS — Analyst
Great. The other question is related to CapEx, in terms of the 10% sales spending is that relatively constant on a quarterly basis or is that sort of a target over the next fiscal year? And any split that you can provide on how that will be spent from capacity expansion standpoint versus technology standpoint? Because I believe Zetex related technology, as you waterfall back to that technology through some of your other product that may also have some increase in spending.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. Our CapEx, before this year, in the past, historically, we always grow 10 to 15%, okay. So this just goes back to our normal run rate. Other than this year, go back to our normal run rate. We start to authorize the CapEx in fourth quarter because equipment lead-time, we looking at start from second quarter, or third quarter, the capacity — I mean, the -business would start to ramp up again. Due to the lead-time, and then set up the equipment, qualified the equipment, and get ready for our growth. So we start to authorize the CapEx start from this quarter. Now, talk about Zetex technology, give us technology is in the wafer fab, not in the packages. So when we are talking about CapEx, I’m more talking about packaging capacity. Our wafer fab capital is still not as high. Still very small portion of our CapEx expenditures. So, especially Fabtech not fully loaded, and Zetex is not fully loaded. We are not putting the manufacturing capitals. Now, for R&D, yes, we are putting some wafer fab R&D equipment for our process technology, R&D, innovations. That we spend some, not a major amount. 10 to 12% is go back to the packaging capacity, which would be utilized by Zetex, but it’s not due to the Zetex technology, does that answer your question?
Stephen Chin - UBS — Analyst
Yes. One quick follow-up. The longer lead times that you’re seeing for back end packaging equipment, what is that approximate lead time currently?

Keh-Shew Lu - Diodes Incorporated — President, CEO
About three months.
Stephen Chin - UBS — Analyst
Okay, great.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Three months, so we need to authorize in 4Q, and get equipment and then due to the Chinese New Year, so I need to take action now. Because Chinese New Year and three-month lead time, set it up, get it qualified, get it ready for the — it won’t be ready for 1Q, but I hope it get ready sometime in second quarter.
Stephen Chin - UBS — Analyst
That’s very helpful. Thank you and nice job in the following quarter.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Thank you.
Operator
Ladies and gentlemen, we are out of time. I would like to turn the call back over to Dr. Keh-Shew Lu.
Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay. Thank you very much for joining us today, and have a good, well for you it’s good afternoon, for me good morning. Thank you for joining us, Operator you may now disconnect.
Operator
Ladies and gentlemen, that concludes today’s conference. Thank you for your participation. You may disconnect and have a great day.